UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 10, 2014

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-16095 (Commission File Number)	23-2229683 (IRS Employer Identification No.)

151 Farmington Avenue, Hartford, CT (Address of principal executive offices)		06156 (Zip Code)

Registrant's telephone number, including area code:		(860) 273-0123

Former name or former address, if changed since last report:		N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On November 10, 2014, Aetna Inc. (the “Company”) completed its previously announced offering of $750,000,000 aggregate principal amount of its 3.500% senior notes due 2024 (the “Senior Notes”) pursuant to a pricing agreement with Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto.

In connection with the offering and sale of the Senior Notes, on November 10, 2014, a supplemental indenture of the Company was executed with U.S. Bank National Association, as successor-in-interest to State Street Bank and Trust Company, as trustee (the “Trustee”), to establish and designate the Senior Notes and the terms and characteristics of the Senior Notes (the “Supplemental Indenture”). The Supplemental Indenture was executed pursuant to the Senior Indenture dated as of March 2, 2001 between the Company and the Trustee (the “Base Indenture”). The Senior Notes will be issued pursuant to the Base Indenture, as supplemented by the Supplemental Indenture.

The Company intends to use the net proceeds of the offering to redeem all of its outstanding 6.50% senior notes due 2018 and for general corporate purposes.

The Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report, and the Base Indenture, which was filed as Exhibit 4.2 to the Registration Statement filed on December 2, 2011, are each incorporated by reference herein in response to this Item 1.01.

Section 8 – Other Events

Item 8.01	Other Events.

A copy of the opinion of Davis Polk & Wardwell LLP, special New York counsel to the Company, relating to the legality of the Senior Notes, is filed as Exhibit 5.1 to this Current Report. A copy of the opinion of Drinker Biddle & Reath LLP, special Pennsylvania counsel to the Company, as to certain matters governed by Pennsylvania law, is filed as Exhibit 5.2 to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report:

4.1
Supplemental Indenture dated as of November 10, 2014 between Aetna Inc. and U.S. Bank National Association, as successor-in-interest to State Street Bank and Trust Company, as trustee, establishing and designating the Senior Notes

5.1	Opinion of Davis Polk & Wardwell LLP

5.2	Opinion of Drinker Biddle & Reath LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of Drinker Biddle & Reath LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETNA INC.
Date: November 10, 2014	By:	/s/ Rajan Parmeswar
Name: Rajan Parmeswar
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description

4.1
Supplemental Indenture dated as of November 10, 2014 between Aetna Inc. and U.S. Bank National Association, as successor-in-interest to State Street Bank and Trust Company, as trustee, establishing and designating the Senior Notes

5.1	Opinion of Davis Polk & Wardwell LLP

5.2	Opinion of Drinker Biddle & Reath LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of Drinker Biddle & Reath LLP (included in Exhibit 5.2)